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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 March 12, 2002



                              HOMESTORE.COM, INC.

                                ______________

            (Exact name of registrant as specified in its charter)


            Delaware                    000-26659              95-4438337
  ----------------------------         -----------         ------------------
  (State or other jurisdiction         (Commission          (IRS Employer
       of incorporation)               File Number)        Identification No.)

                           30700 Russell Ranch Road
                      Westlake Village, California 91362

                   (Address of Principal Executive Offices)
                                  (Zip Code)

      Registrant's telephone number, including area code: (805) 557-2300

                                Not Applicable
                 --------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events and Regulation FD Disclosure

     On March 12, 2002, Homestore.com, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The following exhibit is filed herewith:

     99.1  Press Release dated March 12, 2002, of Homestore.com, Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HOMESTORE.COM, INC.

     Date:  March 14, 2002                  By: /s/ Walter Lowry
                                                --------------------------------
                                                Walter Lowry
                                                Senior Vice President
                                                General Counsel

                                 EXHIBIT INDEX
                                 -------------

99.1  Press Release dated March 12, 2002 of Homestore.com, Inc.